EXHIBIT (10la)

                       AMENDMENT TO ADDENDUM TO
                    SUPPLEMENTAL LETTER AGREEMENT
                    ------------------------------

    This document dated as of December 8, 1993, is an amendment to the Addendum to the Supplemental Letter Agreement dated September 12, 1986, as amended February 26, 1988, May 19, 1989 and July 24, 1991, between ZENITH ELECTRONICS CORPORATION (the "Company") and Jerry K. Pearlman (the "Employee").

    I. Section 2 of said Addendum to Supplemental Letter Agreement is amended to read as follows:

     "2. Severance Pay Formula.
         ---------------------

         Severance Pay payable to you under the Agreement shall be an amount equal to your Monthly Compensation multiplied by thirty-six (36)."


                               ZENITH ELECTRONICS CORPORATION


                               By /s/ Michael J. Kaplan
                                 ----------------------------

                               By /s/ Jerry K. Pearlman
                                 ----------------------------
                                        Employee

Date: March 11, 1994
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